Exhibit 99.1

 Disrupting Convention in Women’s Health Through Continuous Innovation  March 2023  Corporate Presentation  1

 Forward-Looking Statements  This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations and financial conditions, including but not limited to current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, results of clinical trials and other future conditions. Words such as, but not limited to, "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "plan", "potential", "predict", "project", "should", "will", "would" or the negative of those terms, and similar expressions that convey uncertainty of future events or outcomes, identify forward-looking statements.  These forward-looking statements reflect management's beliefs and views with respect to future events and are based on estimates and assumptions as of the date of this Presentation and are subject to risks and uncertainties. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company qualifies all of the forward-looking statements in this Presentation by these cautionary statements. Except as required by law, the Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.  Statements contained herein are made as of the date of this Presentation unless stated otherwise, and neither this Presentation, nor any sale of securities, shall under any circumstances create an implication that the information contained herein is correct as of any time after such date or that the information will be updated or revisited to reflect information that subsequently becomes available or changes occurring after that date hereof.  Certain information contained in this Presentation relates to or is based statistical and other industry and market data obtained from independent industry publications and research, surveys and studies conducted by independent third parties as well as the Company's own estimates. The market data used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such data. Industry publications and third-party research, surveys and studies generally indicate that their information has been obtained from sources believed to be reliable, although they do not guarantee the accuracy or completeness of such information. The Company's estimates of the patient population with the potential to benefit from treatment with any product candidates the Company may develop include several key assumptions based on its industry knowledge, industry publications and third-party research, which may be based on a small sample size and may fail to accurately reflect the addressable patient population. While the Company believes that its internal assumptions are reasonable, no independent source has verified such assumptions.  This Presentation contains trademarks, trade names, or service marks belonging to other entities. The Company does not intend the use or display of other parties' trade names, trademarks or service marks to imply a relationship with, or endorsement or sponsorship of, or by these other parties.  2

 Femasys: At-a-Glance  Who We Are  Financial Information  Femasys is a biomedical company aiming to meet women’s needs worldwide with a novel suite of products and product candidates that include minimally invasive, in-office technologies for reproductive health.  Headquarters: Suwanee, GA  Nasdaq: FEMY  IPO date: June 2021   Market Cap: $13.7M  (as of 03/30/23)     Cash: $13.0M  (as of 12/31/22)  3

 Investment Highlights  Biomedical Company Disrupting the Approaches to Women’s Health with Proprietary Diagnostic and Device Solutions in Development  Addressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved Approaches  Clear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health Economics  4  Intellectual Property Portfolio with >150 Patents Globally  Cash Runway into Q1 2024  Woman-Founded and Led, Experienced Leadership Team with Concentrated Development Expertise  Commercial-Readiness Based on In-House CMC and Device Infrastructure; Audited Systems Allow for Risk Mitigation  Supply Chain Control; No Reliance on Third-Party Manufacturing  Mission  Differentiator  Foundation

 Key Leadership  Experienced biotechnology and medical device professionals  Brian Drumheller  VP, Quality  30+ years of experience  Dan Currie  SVP, Operations  30+ years of experience  Jeremy Sipos  VP, Research & Development  20+ years of experience  Christine Thomas  SVP, Regulatory & Clinical Affairs  20+ years of experience  Terrell Pruitt  VP, Manufacturing  25+ years of experience  Edward Evantash, MD  Chief Medical Officer  20+ years of experience  Mary An Merchant, JD, PhD  VP Counsel, Intellectual Property  25+ years of experience  Dov Elefant  Chief Financial Officer  25+ years of experience  5  Kathy Lee-Sepsick  President, CEO, Founder  25+ years of experience

 FemVue®️  Contrast-Generating Device  FemCath™️  Selective Delivery Catheter  FemaSeed®  Localized Directional Insemination  FemBloc®  Permanent Birth Control and Ultrasound Occlusion Confirmation  FemCerv®  Endocervical Tissue Sampler  FemaSeed®  FemBloc®  Product Candidates  Localized Directional Insemination  Research  Preclinical  Stage ISafety  Stage IIValidation  Stage IIIPivotal  DeNovo Clinical Study  PMA Clinical Study  Our Technologies in Development and Approved are Complimentary  TREATMENT  TREATMENT  Permanent Birth Control and Ultrasound Occlusion Confirmation  FemEMB™  DIAGNOSTIC  Endometrial   Tissue Sampler  Research  Preclinical  FemVue®️  Contrast-Generating Device  FemCath™️  Selective Delivery Catheter  Commercially Available Products  FemCerv®  Endocervical Tissue Sampler  DIAGNOSTIC  DIAGNOSTIC  DIAGNOSTIC  6

 Strong Global Intellectual Property Portfolio  Our Patent Estate Encompasses Utility and Design  >150 patents globally  Directional Delivery (dual or single)   to Fallopian Tubes  Biopolymer Composition for Tubal Occlusion  Contrast Generating Ultrasound Visible  Tissue Sampling for Cancer Detection  FemBloc, FemaSeed, FemCath  FemBloc  FemVue  FemCerv  FemChec  7

 Our Technologies Provide a Continuum of Care  In-office, minimally invasive solutions  Shared delivery platforms leverage existing skill sets   8

 Femasys Unique In-Office Platform Technologies: Delivery Directed to Fallopian Tubes   9  I. Products isolate opening of fallopian tube(s) for precise delivery of materials   Selective catheter for sperm  Dual catheters for biopolymer  Selective catheter for contrast  Stage: Investigational for artificial insemination  Stage: Investigational for permanent birth control  No special skillset and no capital equipment  No cannulation of tube  Patents issued and pending  No anesthesia and no incisions  Stage: Commercially Available

 Femasys Unique In-Office Platform Technologies:Diagnostic Contrast for Ultrasound   10  II. Products generate natural contrast for ultrasound evaluation of fallopian tubes  Assess patency for infertility diagnosis  Assess occlusion post FemBloc  Stage: Commercially Available  Stage: Investigational for confirmation test  Safe and affordable  No radiation or x-ray contrast dye  No referral and saves time  Patents issued and pending

 Femasys Unique In-Office Platform Technologies:Tissue Sampling for Cancer Diagnosis   11  III. Products collect and contain comprehensive sample to maximize quality & quantity   Endocervical curettage for cervical cancer diagnosis  Endometrial biopsy for uterine cancer diagnosis  Stage: Commercially Available  Stage: R & D  Coming Soon  Safe and reliable  360° tissue capture  Virtually pain free  Patents issued

 12  FemaSeed®  Localized Artificial Insemination  Developing the first and only first-line approach designed to deliver sperm directly where conception occurs  Designed to be more affordable than assisted reproduction   Companion Diagnostics FemVue® and FemCath™  Includes first in-office ultrasound diagnosis of fallopian tubes for infertility  Infertility Focused Portfolio

 Infertility: Unmet Need (U.S. only)   >10M women struggle with infertility1  ~ 40-50% is due to male factor2  Despite advancements, there have been no new affordable options in decades.  13  https://www.cdc.gov/nchs/nsfg/key_statistics/i-keystat.htm  Kumar N, et al. (2015) Trends of male factor infertility, an important cause of infertility: A review of literature. J Hum Reprod Sci. 8(4): 191–196. doi: 10.4103/0974-1208.170370: 10.4103/0974-1208.170370.  Levine H, et al. (2023) Temporal trends in sperm count: a systematic review and meta-regression analysis of samples collected globally in the 20th and 21st centuries. Human Reproduction Update, Vol.29, No.2, pp. 157–176, 2023  Sperm counts worldwide have declined by >50%3

 FemaSeed: Low Cost for Front-End of Infertility Treatment  FemaSeed  $$  Traditional IUI  $  IVF/ ICSI*  $$$$$  Artificial Insemination  ✔  ✔  Directed sperm delivery   (into fallopian tube where conception occurs)  ✔  No ovulation stimulation  optional  optional  No embryo transfer   ✔  ✔  Minimal training  ✔  ✔  14  For couples with male infertility, treatment with IVF/ ICSI is advised given the low success rates for IUI  *CDC (2016), >90% of couples with male factor infertility use Intracytoplasmic Sperm Injection (ICSI).

 FemaSeed Localized Directional Insemination in Development  There’s been limited advancements and continuous demand for less costly options  First and only approach delivering sperm directly where conception occurs in the fallopian tube  15  Undirected sperm delivery to cavity (IUI) is first-line treatment despite low success rates

 Summary:  Study Design: prospective, multi-center, unblinded, single arm  Study Population: male factor infertility  Sample Size: up to 214 subjects contributing 214 FemaSeed cycles   Primary Effectiveness Endpoint: Pregnancy Rate      Trial Designed to Expedite Clinical Program Advancement  FemaSeed de Novo Clinical Trial for Market Approval  SITE RECRUITMENT UNDERWAY  Pivotal Trial(IDE Approved October 2022)  16  To Evaluate Safety and Effectiveness

 The Unmet Need in Infertility  17  For more than 20 years, current approaches to infertility treatment have been limited during the initial stage of therapeutic care, but with the advancement of FemaSeed, we believe a next generation intrauterine procedure may have the opportunity to truly change this traditional paradigm.  - Michael Glassner, MD  Founding Partner and Medical Director of Main Line Fertility & Reproductive Medicine

 Companion Diagnostics: Test Prior to Infertility Treatments, including FemaSeed   Diagnostic performed prior to any infertility procedures  Can be combined with uterine cavity evaluation (standard of care)  On-line training and support available for new customers  Physician locator available on patient website  Reimbursed using existing codes  First In-office, Ultrasound Approach for Fallopian Tube Evaluation  Commercially Available: U.S., Japan, and other  FemVue creates saline-air contrast that travels through the fallopian tube(s) when open  18  First Intrauterine Catheter for Selective Tubal Evaluation

 FemVue: Compelling Patient Testimonials  19  Being aware that there are many reasons why women have issues conceiving, FemVue is one easy procedure that can assist in finding out why it may have been difficult. As such, I highly recommend any woman who has tried for months or years to conceive to get the FemVue procedure. It is a procedure that will get you immediate results for you and your doctor to discuss the next steps of making your dreams come true.  After a month of completing successful medical procedures including FemVue, my husband and I conceived our first child.  - FemVue Patient Testimonial  - FemVue Patient Testimonial

 Fertility Enabling Market Opportunity (U.S.)  Near-Term Target Market $800M Total  Market Expansion Opportunity $2B Total  Includes women choosing IUI and required tubal diagnosis  Intrauterine Insemination (IUI)  Diagnosis / Drugs  Discussion Only  IVF  (~200k cycles/ year)*  >10M Infertile Women  Most Expensive  Least Expensive  20  *Centers for Disease Control and Prevention. 2019 Assisted Reproductive Technology Fertility Clinic and National Summary Report. US Dept of Health and Human Services; 2021.

 FemBloc®  Permanent Birth Control  First and only non-surgical, in-office, permanent birth control option in development with the potential to be the safest and most natural approach at half the cost of the long-standing surgical alternative  21  Contraception Focused Portfolio  Companion Diagnostics FemChec® and FemCath™  Includes first in-office ultrasound diagnosis of fallopian tubes for confirmation of procedure success

 Since surgical tubal ligation has been performed since the 1880’s and remains the most common option for women who want permanent birth control.   Permanent Birth Control Alternatives: Unmet Need (U.S. only)  >13M women no longer intend to have children  >12M use non-permanent birth control, long-term  800,000 women choose surgical tubal ligation as a form of permanent birth control every year*  More than 100 years of stagnant innovation for permanent birth control  22  *Frattarelli 2007

 *6% failure rate for laparoscopic sterilization (tubal ligation) and 5% failure rate for hysteroscopic sterilization (Essure), reported in published study as higher than expected (Fertility and Sterility, 2022)     Essure® is a registered trademark of Bayer Healthcare (Conceptus) and, as of December 2018, no longer a marketed solution.  FemBloc: Expected Competitive Advantages Over Existing or Previous Birth Control Options  On-Market Solutions  Off-Market  FemBloc  Surgical Tubal Ligation*  IUD  (Reversible)  Essure®*  Permanent  ✔  ✔  ✔  Office Procedure  ✔  ✔  Some  No Special Capital Equipment   ✔  ✔  No Anesthesia  ✔  ✔  No Permanent Implant (coil/ clip)  ✔  No Surgery (risks/ cost)  ✔  ✔  No Hormones  ✔  ✔  ✔  One-Time Treatment Cost  ✔  ✔  Multiple IUDs  ✔  Worldwide Applicability  ✔  Varies  ✔  23

 Companion ultrasound procedure exclusive to FemBloc - confirms procedure success  Occlusion Confirmation  No Permanent Implant – Scar Tissue Closes Tubal Lumen  FemBloc Treatment  FemBloc Permanent Birth Control in Development  The first and only non-surgical, in-office approach  Balloon at tubal opening without cannulation  Biopolymer is designed to be expelled within 3 months  3 Months  Blockage  Biopolymer solidifies  Biopolymer degrades  Saline-air contrast confirms blockage  24

 Summary:  n=183 subjects being followed for 5 years   Patients found procedures highly tolerable   Physicians found procedure to be extremely simple or very simple  99% physicians assessed easier than tubal ligation surgery  Summary:  n=93 subjects received planned hysterectomy   Subset with histopathology demonstrating biopolymer tissue reactions  No serious safety events reported  Summary:  n=45 subjects being followed for 5 years   Subjects received two confirmation tests (ultrasound and radiology)   Continued safety established; no serious AEs  Continued patient tolerability and physician ease of use established  Goals:  IDE approval of study design(prospective, multi-center, unblinded, single-arm study)  Investigational plan utilizes previous FDA approved third-party study designs:  Primary Endpoint: pregnancy rate at 1-year post confirmation test  Safety Follow-Up: 2-5 years post-market  Establish Safety & Effectivenessof FemBloc  Selection of ConfirmationTest for Pivotal  No Serious AEs Reported  Evaluated Delivery &Biopolymer Effectiveness  FemBloc Clinical Studies for Pre-Market Approval (PMA)  SITE RECRUITMENT UNDERWAY  Early Clinical  Stage I: Safety  Stage II: Validation  Stage III: Pivotal  (pending)  25  ✔  ✔   IDE Submitted Q1 2023  ✔

 212  28  57  12  2  3  3  18  21  FemBloc Treatment  (>90 days)  FemBloc: Majority AEs Were Mild and Occurred at Time of Procedure (N = 228 subjects from Stage I & II)  Patients are being followed for 5 years, with first subjects completed 5-year follow-up  89% AEs related to device/ procedure occurred within 7 days of procedure  75% AEs mild  No SAEs  26  Investigators rated extremely or very satisfied for 96% of FemBloc procedures

 Bleeding/Spotting (61%)  Pain/Cramps (57%)  Other  41%  13.6%  3.9%  2.6%  36%  13.6%  7.5%  3.9%  1.3%  *Visual Analog Scale (VAS) from 0-10 was used, where 10 was the highest measure of pain/discomfort.  FemBloc: Most Common Reported AEs (>1%) Were Related to Bleeding/Spotting or Pelvic Pain/Cramping   Mean pain/ discomfort score* out of 10 as reported by patient in-office with no anesthesia:   4.6 for FemBloc treatment and 3.4 for confirmation  27

 215  28  57  12  2  2  3  18  13  FemBloc Treatment  (>90 days)  FemBloc: Majority AEs Were Mild and Occurred at Time of Procedure (N = 228 subjects from Stage I & II)  Patients are being followed for 5 years, with first subjects completed 5-year follow-up  91% AEs related to device/ procedure occurred within 7 days of procedure  75% AEs mild  No SAEs  28  Investigators rated extremely or very satisfied for 96% of FemBloc procedures

 Bleeding/Spotting (59%)  Pain/Cramps (55%)  Other  40%  13.1%  3.5%  2.6%  34.5%  13.5%  7%  3.9%  1.3%  *Visual Analog Scale (VAS) from 0-10 was used, where 10 was the highest measure of pain/discomfort.  FemBloc: Most Common Reported AEs (>1%) Were Related to Bleeding/Spotting or Pelvic Pain/Cramping   Mean pain/ discomfort score* out of 10 as reported by patient in-office with no anesthesia:   4.6 for FemBloc treatment and 3.4 for confirmation  29

 The Unmet Need for Women: Options for Family Planning  30  Although tubal ligation has been performed for over a century, women will benefit from an in-office approach that avoids the risks and discomforts associated with incisions, general anesthesia and surgery. FemBloc may expand much needed options for women seeking permanent contraception.  - Paul Blumenthal, MD, MPH  Professor Emeritus and Director of the Stanford Program for International Reproductive Education and Services (SPIRES) at Stanford University’s School of Medicine

 Permanent Birth Control Market Opportunity (U.S.)  Near-Term Target Market $2B Annual  Market Expansion Opportunity $20B Total  Includes women (and partners) choosing permanent birth control annually (~1.3M)1,2  Includes women using non-permanent options but are candidates (>12M)3  Hormones  Condoms  Tubal Ligation Surgery  >13M Reproductive Aged Women NO Longer Intend Children  Most Invasive/ Most Reliable  Least Invasive / Least Reliable  31  Frattarelli 2007  Eisenberg ML 2009  Daniels K. NCHS Data Brief, no 388. 2020

 FemBloc: Improved Health Economics  Permanent One-Time Cost Breakdown  Pre-Op   $6,000*  Facility  Anesthesia  Post-Op  Cost of FemBloc System  Anesthesia  Physician / Practice  Est < ½ cost of Tubal Ligation  Physician  In-office procedure expands practice services  Can perform multiple procedures in same room  Quick to perform; ease of room turnover  Patient resumes normal activities  FemBloc Efficiencies  *Planned Parenthood 2019, https://www.plannedparenthood.org/learn/birth-control;Doximity 2019; U.S. Bureau of Labor Statistics, 2019.   32

 In-office procedure  FemBloc Treatment  Category covered (ACA)  Cat III code approved  2  FemBloc: Clear Reimbursement Path  3 reimbursable visits  1+ Days  3 Months  In-office/ TeleVisit(required for permanent birth control)  Counseling/Eligibility  Existing CPT codes  1  In-office test   (ultrasound)  Cat III code approved  FemBloc Confirmation  3  33

 FemBloc Has Potential to be a Game-Changer for Women  34  Large Market  Unmet Need  Designed with Patient and Physician in Mind  Growing demand with overturn of Roe v. Wade  Only surgical tubal ligation available (costly, difficult to access, lower effectiveness rate)  In-office, convenient and quick  Safe, non-implant approach   No cost through ACA  In-office technique leverages existing skill set  Easy to incorporate into practice  Clear path to reimbursement   For the Patient  For the Physician

 Femasys is Prepared for Execution  35  Clear Clinical Path to FDA Approval  Clear Reimbursement Pathway  Commercial Expertise  Full manufacture facility with ability to scale and transfer  MFG Ready  Sales Ready  Building commercial infrastructure before salesforce with FDA cleared products for GYNs

 36  FemCerv®  Diagnostic for Cervical Cancer   First endocervical biopsy designed for comprehensive tissue sampling with minimal contamination  First endometrial biopsy in development with the potential to capture comprehensive tissue sample   FemEMB™  Diagnostic for Uterine Cancer  Coming Soon

 Cervical Cancer: Unmet Need (U.S. only)   Inadequate cervical cancer screening remains a significant problem with persistent health inequities across the entire spectrum of cervical cancer care. 1  37  1 (https://www.acog.org/clinical/clinical-guidance/practice-advisory/articles/2021/04/updated-cervical-cancer-screening-guidelines)  2 Obstet Gynecol. 2017 December ; 130(6): 1218–1225. doi:10.1097/AOG.0000000000002330.   >3M women undergo colposcopic evaluation each year for abnormal screening cytology.2  Endocervical curettage (ECC) has been increasingly incorporated in the colposcopy-biopsy examination.

 FemCerv: Competitive Advantages Over Existing Options  FemCerv  Kevorkian Curette  Endocervical Brush  Relatively pain-free   ✔  Protects sample against cross contamination  ✔  Collects a comprehensive, 360o sample   ✔  High sample adequacy  ✔  ✔  ✔  Ease of use  ✔  ✔  ✔  38  The incidence of stage IV cervical cancer in the U.S. is increasing.*  *Francoeur et. al, International Journal of Gynecologic Cancer (2022).

 Expanded Collection   Chamber  FemCerv: Post-Market Clinical Data Supports Product Advantages  1  2  Collected sample  39  Study Conclusion  Endocervical curettage (tissue sampling) for the routine investigation of patients with abnormal cervical cytology was successfully conducted with the FemCerv Endocervical Sampler.  Device typically provided adequate samples for histological evaluation.   Device’s rounded tapered tip was easy to insert in most patients.   Procedure was well tolerated by almost all patients, who experienced mild or no discomfort.  Endocervical Curettage with the FemCerv Endocervical Sampler*  *Marcus, et al. Endocervical Curettage with the FemCerv Endocervical Sampler. JMIG. 2013 https://doi.org/10.1016/j.jmig.2013.08.362

 U.S. Commercial Strategy: Planning for Commercial Readiness   40  Initial Focus on Infertility Specialists   + Added Focus on Gynecologists  Product Candidates  FemaSeed  FemBloc  FemVue  Available  FemCath  Available  FemCerv  Available  FDA Cleared   Diagnostic Products  Commercial-ready capacity for production; in-house manufacturing already in-place  ~1,700  ~40,000

 Upcoming Anticipated Milestones / Events  Near term expected valuation inflection points creating accretive value for investors  41  2024  Q1  Q2  Begin FemBloc pivotal trial enrollment   Q1  Q2  2023  FDA IDE for FemBloc pivotal    trial to support   PMA approval  Complete FemaSeed enrollment de novo pivotal trial  Q3  Q4  File FemEMB    submission    with FDA   U.S. Launch FemaSeed     FemBloc    interim    analysis

 Investment Highlights  Biomedical Company Disrupting the Approaches to Women’s Health with Proprietary Diagnostic and Device Solutions in Development  Addressing Multi-Billion Dollar Global Market Opportunities in Infertility and Permanent Birth Control With Differentiated and Improved Approaches  Clear Reimbursement Path with Limited Competition Yields Improved Patient Care and Health Economics  42  Intellectual Property Portfolio with >150 Patents Globally  Cash Runway into Q1 2024  Woman-Founded and Led, Experienced Leadership Team with Concentrated Development Expertise  Commercial-Readiness Based on In-House CMC and Device Infrastructure; Audited Systems Allow for Risk Mitigation  Supply Chain Control; No Reliance on Third-Party Manufacturing  Mission  Differentiator  Foundation

 Disrupting Convention in Women’s Health Through Continuous Innovation  March 2023  Corporate Presentation  Investors:   IR@femasys.com  Contact:   Media:  Media@femasys.com   43  03333 R03